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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 333-76287 on Form S-4, and in Registration Statement No.'s 333-33448, 333-75557, 333-64728 and 333-65410 each on Form S-8, of Packaged Ice, Inc. of our report dated February 20, 2002, appearing in this Annual Report on Form 10-K of Packaged Ice, Inc. for the year ended December 31, 2001.


/s/ Deloitte & Touche LLP
Houston, Texas
March 28, 2002